                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                   Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) : March 17, 1997

               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               ------------------------------------------------
                    PASS-THROUGH CERTIFICATE TRUST 1996-10
                    --------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                  33-55855                  Applied for
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                 (IRS employer
     of incorporation)           file numbers)            identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
--------------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                          --------------

                                Not Applicable
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.         Other Events.
                ------------

                Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Firstar Trust Company (the "Trustee"), on March 17, 1997, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section
                6.02 of the Pooling and Servicing Agreement attached hereto as
                Exhibit 99.1.

Item 7.         Financial Statements and Exhibits
                ---------------------------------

                (c)     Exhibits.

                        The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                        Exhibit No.     Description
                        ----------      -----------

                           99.1         Monthly Report delivered to
                                        Certificateholders on March 17, 1997.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 17, 1997



                                      MANUFACTURED HOUSING CONTRACT
                                      SENIOR/SUBORDINATE PASS-THROUGH
                                      CERTIFICATE TRUST 1996-10

                                      By  GREEN TREE FINANCIAL CORPORATION
                                          as Servicer with respect to the Trust


                                      By: /s/ Phyllis A. Knight
                                         ------------------------------------
                                          PHYLLIS A. KNIGHT
                                          Vice President and Treasurer

                               INDEX TO EXHIBITS


Exhibit
Number                                                       Page
------                                                       ----

 99.1      Monthly Report delivered to Certificateholders      5
           on March 17, 1997.